Income Taxes	6 Months Ended
Jun. 30, 2022
Income Tax Disclosure [Abstract]
Income Taxes
12	INCOME TAXES
For interim income tax reporting, the Group computed an estimate annual effective tax rate (“EAETR”) and apply it to year-to-date

ordinary income (loss), exclusive of discrete items. Tax jurisdictions with a projected or year-to-date loss for which a tax benefit cannot be realized are excluded
. The tax effects of unusual or infrequently occurring items, including changes in judgment about valuation allowances and effects of changes in tax laws or rates, are reported in the interim period in which they occur.
The Group recorded
income tax expenses of

RMB84
(US$13)
, representing effective tax rate of
nil
for
the
six months ended June 30, 2022 compared to

RMB1,626
 for
the
six months ended June 30, 2021. The primary difference between the PRC statutory tax rate of
15
% for qualified high-tech enterprise and the effective tax rate for the
 six months ended June 30, 2022 are primarily due to permanent book to tax adjustments such as super
R&D deduction netted with nondeductible entertainment expense and stock compensation expense
.
As of June
 30, 2022, there was no significant impact from tax uncertainties on the Group’s unaudited interim condensed consolidated financial statements. The Group did not record any interest and penalties related to an uncertain tax position for the six months ended June 30, 2021 and 2022. The Group does not expect the amount of unrecognized tax benefits would increase significantly in the next 12 months.
In general,
the PRC tax authorities have up to five years to conduct examinations of the tax filings of the Company’s PRC subsidiaries, the VIE and the VIE’s subsidiaries. Accordingly, the PRC tax filings from 2017 through 2021 remain open to examination by the respective tax authorities. The Group may also be subject to the examinations of the tax filings in other jurisdictions, which are not material to the consolidated financial statements.